UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2012

MERCHANTS & MARINE BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Mississippi	000-53198	26-2498567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3118 Pascagoula Street, Pascagoula, Mississippi	39567
(Address of principal executive offices)	(Zip Code)

(228) 762-3311

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2012 annual meeting of shareholders (the “2012 Annual Meeting”) of Merchants & Marine Bancorp, Inc. (the “Company”) was held on April 5, 2012. At the 2012 Annual Meeting, Scott B. Lemon Diann M. Payne, Thomas B. Van Antwerp, and Julius A. (Jay) Willis, Jr., DMD were elected as directors, each to hold office until the Company’s 2015 annual meeting of shareholders or until his or her successor is elected and qualified.

The voting results of the director elections, which were described in more detail in the definitive proxy statement relating to the 2012 annual meeting that the Company filed with the Securities and Exchange Commission on March 9, 2012, are set forth below.

	Votes For	Votes Withheld	Broker Non -Votes
Scott B. Lemon	884,282	2,617	47,758
Diann M. Payne	884,542	2,357	47,758
Thomas B. Van Antwerp	886,803	96	47,758
Julius A. (Jay) Willis, Jr., DMD	886,803	96	47,758

In addition to the foregoing, the remaining directors not up for re-election at the 2012 Annual Meeting continue to serve on the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS & MARINE BANCORP, INC.

Date: April 9, 2012	By:	/s/ Royce Cumbest
Royce Cumbest
Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)